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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2003

PACKAGED ICE, INC.
(Exact Name of Registrant as Specified in Its Charter)

TEXAS (State or other jurisdiction of incorporation)	333-29357 (Commission File Number)	76-0316492 (IRS Employer Identification No.)
3535 TRAVIS STREET, SUITE 170 DALLAS, TEXAS 75204 (Address of principal executive offices)
(214) 526-6740 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

Exhibit Number	Description
Exhibit 99.1	Packaged Ice, Inc. Press Release, dated July 2, 2003
Exhibit 99.2	Offer to Purchase and Consent Solicitation Statement dated July 2, 2003

Item 9: Regulation FD Disclosure

Packaged Ice, Inc. (the "Company") announced today that it is commencing a cash tender offer relating to all of its $255.0 million aggregate principal amount outstanding 9 3/4% Series A Senior Notes Due 2005 and 9 3/4% Series B Senior Notes Due 2005 (CUSIP Number 695148 AL 0).

The Company hereby furnishes the information set forth in the press release issued on July 2, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, and the information set forth in the Offer to Purchase and Consent Solicitation Statement dated July 2, 2003, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information, including the exhibits, furnished in this report is not deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGED ICE, INC.
Date: July 2, 2003	By:	/s/ Steven J. Janusek Steven J. Janusek Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Packaged Ice, Inc. Press Release, dated July 2, 2003
Exhibit 99.2	Offer to Purchase and Consent Solicitation Statement dated July 2, 2003

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  Item 7. Financial Statements and Exhibits.
  Item 9: Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS